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                           GMAC COMMERCIAL CREDIT LLC
                           1290 Avenue of the Americas
                            New York, New York 10104


                                                                  March 14, 2002

ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTION INC.
LJN TOYS, LTD.
ACCLAIM ENTERTAINMENT CANADA, LTD.
ARENA ENTERTAINMENT INC.
One Acclaim Plaza
Glen Cove, New York 11542-2708

                  Re: Amendment and Modification to Agreements

Gentlemen:

         Reference is made to the Revolving Credit and Security Agreement, dated as of January 1, 1993, by and among ACCLAIM ENTERTAINMENT, INC. ("AEI"), ACCLAIM DISTRIBUTION INC. ("ADI"), LJN TOYS, LTD. ("LJN"), ACCLAIM ENTERTAINMENT CANADA, LTD. ("Canada") and ARENA ENTERTAINMENT INC. ("Arena"; together with AEI, ADI, LJN and Canada, individually, a "Borrower" and collectively, the "Borrowers") and GMAC Commercial Credit LLC, formerly known as BNY Factoring LLC, as successor by merger to BNY Financial Corporation (sometimes referred to herein as "Lender"), as amended and restated on February 28, 1995 (as so amended and as from time to time thereafter amended, the "Credit Agreement"); the Stock Pledge and Security Agreement, dated July 18, 2001, executed by James R. Scoroposki ("Scoroposki") in favor of Lender (as amended, the "Scoroposki Pledge Agreement"); and the Stock Pledge and Security Agreement, dated July 18, 2001, executed by Gregory E. Fischbach ("Fischbach") in favor of Lender (as amended, the "Fischbach Pledge Agreement").

         Reference is further made to that certain Restated and Amended Factoring Agreement bearing the effective date as of February 1, 1995 (the "AEI Factoring Agreement") by and between AEI and GMAC Commercial Credit LLC, formerly known as BNY Factoring LLC, as successor by merger to BNY Financial Corporation (sometimes referred to herein as "Factor"); the Restated and Amended Factoring Agreement bearing the effective date as of January 1, 1995 (the "ADI Factoring Agreement") by and between ADI and Factor; the Restated and Amended Factoring Agreement bearing the effective date of January 1, 1995 (the "LJN Factoring Agreement") by and between LJN and Factor; the Restated and Amended Factoring Agreement bearing the effective date of January 1, 1995 (the "Canada Factoring Agreement") by and between Canada and Factor; and the Restated and Amended Factoring Agreement bearing the effective date as of January 1, 1995 (the "Arena Factoring Agreement"; and together with the AEI Factoring Agreement, the ADI Factoring Agreement, the LJN Factoring Agreement and the


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Canada Factoring Agreement, as the same may now exist or may hereafter be amended, restated, renewed, replaced, extended, substituted, supplemented or otherwise modified, collectively, the "Factoring Agreements").

         All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement, the Factoring Agreements, the Scoroposki Pledge Agreement or the Fischbach Pledge Agreement, as applicable.

A.       Amendments to Credit Agreement.

         1. The Borrowers have requested that Lender make certain amendments to the Credit Agreement, and Lender has agreed to do so, subject to the terms and provisions contained herein.


         2. Effective as of the date hereof, the definition of "Permitted Overformula Amount" appearing in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  ""Permitted Overformula Amount" shall mean for the period commencing on January 1, 2002 and ending on June 2, 2002, an amount, in Lender's sole discretion, of up to $5,000,000; provided, that, (x) from and after the occurrence and continuance of an Event of Default which is not waived by Lender in its sole discretion, the Permitted Overformula Amount shall be an amount equal to $0; and (y) on, and as of the fifth (5th) Business Day of each month, Lender may, in its sole and absolute discretion, reduce the Permitted Overformula Amount from time to time by the amount by which the aggregate Market Price of Pledged Securities (as such capitalized terms are defined in or referenced to in the letters re: Pledged Securities, dated July 18, 2001, executed by each of James Scoroposki and Gregory Fischbach respectively, in favor of Lender) is less than Five Million ($5,000,000) Dollars until such time as Messrs. Scoroposki and Fischbach each deliver additional Pledged Securities in accordance with the terms of the letters re: Pledged Securities. Notwithstanding anything to the contrary set forth herein, during the calendar months of January, 2002, February, 2002, March, 2002, April, 2002, May, 2002 and for the period of June 1, 2002 through June 2, 2002, provided, that, the Tax Claims (as defined in that certain Waiver, Consent and Amendment, dated November 21, 2001, among Borrowers, Scoroposki, Fischbach and Lender) remain validly due and owing to AEI at all times during such periods, Lender shall not reduce the Permitted Overformula Amount below One Million Six Hundred Thousand ($1,600,000) Dollars in consideration of the collateral assignment by AEI to Lender of certain tax claims approximating One Million Six Hundred Thousand ($1,600,000) Dollars (the "Tax Claims") pursuant to that certain Assignment of Tax Claims, dated November 21, 2001, executed by AEI in favor of Lender."



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B. Modifications to Factoring Agreements. Notwithstanding anything to the contrary set forth in the Factoring Agreements, effective as of the date hereof, AEI, ADI, LJN, Canada and Arena acknowledge, confirm and agree as follows:

         1. AEI, ADI, LJN, Canada and Arena shall identify, specify and separately report to Factor all Receivables arising from sales to distributors (the "Distributor Receivables"), in a form and manner satisfactory to Factor, together with all other Receivables purchased by Factor under the Factoring Agreements.

         2. Any identification, specification or reporting by any of AEI, ADI, LJN, Canada or Arena of a Receivable as a Distributor Receivable purchased under the Factoring Agreement or a Receivables which is not a Distributor Receivable purchased under the Factoring Agreement shall be subject to verification by Factor from time to time and, if necessary, reclassification by Factor in its sole and absolute discretion as a Distributor Receivable or a Receivable which is not a Distributor Receivable, as appropriate.

         3. The purchase price of Distributor Receivables will be payable six
(6) business days after the day on which the Distributor Receivable is actually collected by Factor (the "Settlement Date"). Factor may, in Factor's sole discretion, deduct all Reserves (as defined in the Factoring Agreements) from the amount payable on the Settlement Date.

C.       General Provisions.

         1. In connection with the foregoing, each of Messrs. Fischbach and Scoroposki agree that effective as of the date hereof, Section 7(b) of the Scoroposki Pledge Agreement and the Fischbach Pledge Agreement, respectively, is hereby amended so that all references to March 7, 2002 are replaced with June 2, 2002.

         2. Each of the Borrowers hereby acknowledges, confirms and agrees that all amounts charged or credited to the Loan Account as of March 3, 2002 are correct and binding upon each of the Borrowers and that all amounts reflected to be due and owing in the Loan Account as of March 3, 2002 are due and owing without defense, offset or counterclaim.

         3. Except as specifically set forth herein, no other amendments changes or modifications to the Credit Agreement, the Factoring Agreements or the Pledge Agreements are intended or implied, and, in all other respects, the Credit Agreement, the Factoring Agreements and the Pledge Agreements shall continue to remain in full force and effect in accordance with their respective terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by the Lender or Factor, as the case may be, of any other provision of the Credit Agreement, the Factoring Agreements or the Pledge Agreements nor shall anything contained herein be construed as a consent by the Lender to any transaction other than those specifically consented to herein.

         4. The terms and provisions of this agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this agreement.


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         5. This agreement may be signed in counterparts, each of which shall be an original and all of which taken together constitute one amendment. In making proof of this agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged.

         6. This agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

                                           Very truly yours,

                                           GMAC COMMERCIAL CREDIT LLC


                                           By: /s/ Frank Imperato
                                               -------------------------------
                                                    Frank Imperato
                                                    Senior Vice President
ACKNOWLEDGED AND AGREED:

ACCLAIM ENTERTAINMENT, INC.
ACCLAIM DISTRIBUTION INC.
LJN TOYS, LTD.
ARENA ENTERTAINMENT INC.
ACCLAIM ENTERTAINMENT CANADA, LTD.


By: /s/ Gerard Agoglia
    ------------------------------------
    Gerard Agoglia
    Executive Vice President and
    Chief Financial Officer



ACKNOWLEDGED AND AGREED FOR PURPOSES
OF PARAGRAPHS A.2, C.1, C.3., C.4, C.5 AND C.6

/s/ Gregory E. Fischbach
----------------------------------------
Gregory E. Fischbach

/s/ James R. Scoroposki
----------------------------------------
James R. Scoroposki



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